UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 1, 2004
                                                        -----------------


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


                5100 W. COPANS ROAD, SUITE 710, MARGATE, FL 33063
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               (Address of Principal Executive Office) (Zip Code)


         Registrant's telephone number, including area code 954-974-5818
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 1, 2004, MediaNet Group Technologies, Inc. ("MediaNet") was notified by TR Winston & Company, LLP ("TR Winston"), a member of the National Association of Securities Dealers ("NASD"), that it has received a letter from the NASD confirming that on September 1, 2004, acting in reliance upon the information contained in the filing submitted by TR Winston, the NASD has cleared TR Winston's request for an unpriced quotation on the OTC Bulletin Board and Pink Sheets LLC for MediaNet's Common Stock.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIANET GROUP TECHNOLOGIES, INC.


By: /s/ Martin Berns
    ----------------
    Martin Berns
    President and Chief Executive Officer



Date: September 2, 2004